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                                                                     EXHIBIT 3.1


                             Enerplus Resources Fund

                                 [?] Trust Units

                             Underwriting Agreement

                                                              New York, New York
                                                               November 25, 2002

Salomon Smith Barney Inc.
CIBC World Markets Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

     Enerplus Resources Fund (the "Trust"), a trust governed by the laws of the Province of Alberta, Canada and formed pursuant to a Trust Indenture dated as of July 7, 1986 between Enerplus Resources Corporation and The Royal Trust Company, as amended and restated by the Amended and Restated Trust Indenture dated June 21, 2001 (as amended April 25, 2002) among EnerMark Inc., Enerplus Resources Corporation and CIBC Mellon Trust Company, as trustee (the "Trustee"), (as amended and restated, the "Trust Indenture") proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of [?] units (the "Trust Units"), each of which represents an equal undivided beneficial interest in the Trust (said units to be issued and sold by the Trust being hereinafter called the "Underwritten Securities"). The Trust also proposes to grant to the Underwriters an option as described in Section 2(b) hereof to purchase up to [?] additional Trust Units to cover over-allotments, if any (the "Option Securities" and together with the Underwritten Securities, the "Securities"). Certain terms used herein are defined in Section 22 hereof.

     The Representatives understand that EnerMark Inc. ("EnerMark") and Enerplus Resources Corporation ("ERC"), both organized under the BUSINESS CORPORATIONS ACT (Alberta), are, directly or indirectly, wholly owned subsidiaries of the Trust. The Representatives further understand that Enerplus Global Energy Management Company (the "Manager") is the manager of each of the Trust, EnerMark and ERC, and provides management services to each of the Trust, EnerMark and ERC. The Manager provides administrative and certain other services in relation to the acquisition, disposition and management of petroleum and natural gas properties and related assets of EnerMark and ERC, to each of the Trust, EnerMark and ERC and is an advisor to each of the Trust, EnerMark and ERC. The Trust, EnerMark and ERC are hereinafter collectively referred to as the "Enerplus Entities". For purposes of this Agreement,
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it is understood that each officer of the Enerplus Entities who also serves as an officer of the Manager has the knowledge with respect to each of such capacities.

     1.   REPRESENTATIONS AND WARRANTIES.

     (A) Each of the Enerplus Entities and the Manager jointly and severally represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1A.

     (a) The Trust has prepared and filed with the securities regulatory authorities (the "Qualifying Authorities") in each province of Canada (the "Qualifying Provinces") a preliminary short form base PREP prospectus, including the documents incorporated by reference therein, dated November 15, 2002 relating to the Securities (in the English and French languages, as applicable, the "Canadian Preliminary Prospectus"). The Trust has designated the Alberta Securities Commission (the "Reviewing Authority") as its principal regulator in respect of the offering of the Securities, the Canadian Preliminary Prospectus has been filed with the Qualifying Authorities pursuant to Canadian National Policy 43-201 Mutual Reliance Review System for Prospectuses and Annual Information Forms ("National Policy 43-201") and the Trust has obtained an MRRS Decision Document from the Reviewing Authority evidencing the issuance by the Qualifying Authorities of receipts for the Canadian Preliminary Prospectus. The Trust has also prepared and filed pursuant to a multi-jurisdictional disclosure system with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 (File No. 333-101240) covering the registration of the Securities under the United States Securities Act of 1933, as amended, and the applicable rules and regulations adopted thereunder by the Commission (the "Act"), including the Canadian Preliminary Prospectus in the English language (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Preliminary Prospectus"). Such registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") (or, if not effective at the Execution Time, in the form in which it shall become effective) and including, if applicable, the PREP Information (as defined herein), is herein called the "Registration Statement".

                  The Trust (A) has also prepared and filed (1) with the Qualifying Authorities, a final short form base PREP prospectus relating to the Securities (in the English and French languages, as applicable, the "Final PREP Prospectus") omitting the PREP Information in accordance with the rules and procedures established pursuant to Canadian National Instrument 44-103 - Post Receipt Pricing ("National Instrument 44-103") for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures") and has obtained an MRRS Decision Document from the Reviewing Authority evidencing the issuance by the Qualifying Authorities of receipts for the Final PREP Prospectus and (2) with the Commission, an amendment to the Registration Statement, including the Final PREP Prospectus in the English language (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) omitting the PREP


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Information, which Registration Statement has become effective, and (B) will prepare and file, promptly after the execution and delivery of this Agreement, and, in any event, within two Business Days of this Agreement (1) with the Qualifying Authorities, in accordance with the PREP Procedures, a supplemented PREP prospectus prepared in accordance with National Instrument 44-103 setting forth the PREP Information (in the English and French languages, as applicable, the "Supplemented PREP Prospectus"), and (2) with the Commission, in accordance with General Instruction II.L. of Form F-10, the Supplemented PREP Prospectus in the English language (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Supplemented Prospectus"). The information, if any, included in the Supplemented PREP Prospectus that is omitted from the Final PREP Prospectus for which an MRRS Decision Document has been obtained from the Reviewing Authority but that is deemed under the PREP Procedures to be incorporated by reference into the Final PREP Prospectus as of the date of the Supplemented PREP Prospectus is referred to herein as the "PREP Information".

     The Trust has also prepared and filed with the Commission an Appointment of Agent for Service of Process and Undertaking on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X").

     Any reference herein to the Canadian Preliminary Prospectus, the Final PREP Prospectus, the Supplemented PREP Prospectus or the Canadian Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Canadian Securities Laws which were filed under Canadian Securities Laws on or before the date of such prospectuses; any reference herein to the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Supplemented Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 4 of Form F-10 which were filed under the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder adopted by the Commission (the "Exchange ACT") on or before the Effective Date of the Registration Statement or the issue date of such U.S. Preliminary Prospectus, the U.S. Supplemented Prospectus or the U.S. Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to any of the foregoing, as the case may be, shall be deemed to refer to and include the filing of any document under Canadian Securities Laws or the Exchange Act that are filed after the issue date of the prospectuses or after their respective Effective Date, as the case may be, and which are deemed to be incorporated therein by reference.

     (b) The Trust meets the general eligibility requirements for use of a short form prospectus under Canadian National Instrument 44-101 - Short Form Prospectus Distributions ("National Instrument 44-101") and the simplified prospectus rules of the SECURITIES ACT (Quebec) and for use of Form F-10 under the 1933 Act and is eligible to use the PREP Procedures. No order preventing or suspending the distribution of the Securities or the use of the Canadian Prospectus has been issued by the Reviewing Authority, the Qualifying Authorities or any court, governmental agency, authority or body and no proceedings for that purpose are pending or, to the knowledge of any of the Enerplus Entities or the Manager, are contemplated by the Reviewing Authority or any


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Qualifying Authority, and any request on the part of the Reviewing Authority or any Qualifying Authority for additional information in relation to the Canadian Prospectus has been complied with.

     (c) The Registration Statement, in the form delivered to the Representatives, has become effective under the Act in such form; no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of any of the Enerplus Entities or the Manager, are contemplated by the Commission; and any request on the part of the Commission for additional information in relation to the Registration Statement has been complied with.

     (d) (A) At its date and at the Closing Date (and, if any Option Securities are purchased, at each Settlement Date (as hereinafter defined)), the Canadian Prospectus complied and will comply, as applicable, in all material respects, with Canadian Securities Laws as interpreted or applied by the Qualifying Authorities; (B) at the time that the Reviewing Authority has issued an MRRS Decision Document for the Final PREP Prospectus, no other document with respect to the Final PREP Prospectus was required to be filed with the Qualifying Authorities by or on behalf of the Trust, except the Supplemented PREP Prospectus and a copy of this Agreement in final form together with a blackline showing changes to the draft of this Agreement previously filed; (C) the prospectus included in the Registration Statement at the time it became effective conformed to the Final PREP Prospectus and the U.S. Supplemented Prospectus will conform to the Supplemented PREP Prospectus, in each case, except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission; (D) the Registration Statement and the Form F-X, and any amendments or supplements thereto, when each became effective complied, and on the Closing Date, and if any Option Securities are purchased, on each Settlement Date, will comply in all material respects, with the requirements of the Act; (E) on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; (F) each of the Canadian Prospectus, the U.S. Prospectus and any Supplementary Material, together with any amendment or supplement thereto, on its date or on the Closing Date or on a Settlement Date, as the case may be, constituted and will constitute full, true and plain disclosure of all material facts relating to the Securities, and did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (G) all of the information and statements contained in the Canadian Prospectus, the U.S. Prospectus and any Supplementary Material (including the documents incorporated by reference) are, at the respective dates of such documents, true and correct in all material respects; PROVIDED, HOWEVER, that for clauses (E), (F) and (G) above, each of the Trust and the Manager makes no representations or warranties as to the information contained in or omitted from the Registration Statement, the Canadian Prospectus, the U.S. Prospectus or any Supplementary Material (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Trust or the Manager by or on behalf of any Underwriter through the Representatives specifically for inclusion in the


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Registration Statement, the Canadian Prospectus, the U.S. Prospectus or any
Supplementary Material (or any amendment or supplement thereto).

     (e) Each document incorporated by reference in the Canadian Prospectus complied or will comply when so filed in all material respects with applicable Canadian Securities Laws (including the PREP Procedures) as interpreted and applied by the Qualifying Authorities and, at the respective dates thereof, none of such documents contained or will contain at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading; and the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act.

     (f) There are no reports or other information that, in accordance with the requirements of the Qualifying Authorities, must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; and there are no documents required to be filed with the Qualifying Authorities in connection with the Canadian Prospectus that have not been filed as required other than the Supplemented PREP Prospectus and a copy of this Agreement in final form together with a blackline showing changes to the draft of this Agreement previously filed.

     (g) The Canadian Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical in substance to the electronically transmitted copies thereof filed with the Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval ("SEDAR"), except to the extent permitted by Canadian Securities Laws. The Registration Statement, U.S. Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical in substance to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), except to the extent permitted by Regulation S-T under the Act. (h) Each of the Enerplus Entities has the necessary trust or corporate power and authority to execute and deliver the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Final PREP Prospectus, the Supplemented PREP Prospectus, the U.S. Supplemented Prospectus and the Registration Statement, as applicable; all necessary trust or corporate action has been, or will at the appropriate time be, taken by each of the Enerplus Entities and the Manager, as the case may be, to authorize the execution, delivery and filing of the Registration Statement and the U.S. Supplemented Prospectus with the Commission and the execution, delivery and filing of the Canadian Prospectus with the Qualifying Authorities; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Trust.

     (h) Each of the Enerplus Entities has the necessary trust or corporate power and authority to execute and deliver the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Final PREP Prospectus, the Supplemented PREP Prospectus, the U.S. Supplemented Prospectus and the Registration Statement, as applicable; all necessary trust or corporate action has been, or will at the appropriate time be, taken by each of the Enerplus Entities and the Manager, as the case may be, to authorize the execution, delivery and filing of the Registration Statement and the U.S. Supplemented Prospectus with the Commission and the execution, delivery and filing of the Canadian Prospectus with the Qualifying Authorities; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Trust.

     (i) The Trust has been properly created and organized and is validly existing as a trust under the laws of the Province of Alberta, Canada with full power and


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authority to own its properties and conduct its affairs as described in the Canadian Prospectus and the U.S. Prospectus.

     (j) Each of EnerMark and ERC has been duly formed and is validly subsisting under the laws of the Province of Alberta, Canada; each of EnerMark and ERC has all requisite corporate power and authority to own, lease and operate its properties, as the case may be, and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus; and each of EnerMark and ERC is duly qualified to carry on business as an extra-provincial corporation or a foreign corporation, as the case may be, in the jurisdiction in which such business is carried on and is in good standing under the laws of each such jurisdiction which requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Enerplus Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business ("Material Adverse Effect").

     (k) EnerMark and ERC are the sole Significant Subsidiaries of the Trust. ERC has no Significant Subsidiaries and EnerMark has no Significant Subsidiaries except ERC.

     (l) The Trust is a reporting issuer in good standing in the provinces of Alberta, British Columbia, Newfoundland and Labrador, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan within the meaning of the applicable securities laws in such provinces and has equivalent status in the provinces of Manitoba and New Brunswick and is a "foreign private issuer" under the Act and under the Exchange Act.

     (m) CIBC Mellon Trust Company at its principal offices in the cities of Calgary, Toronto and Montreal has been duly appointed as the registrar and transfer agent in respect of the Trust Units and Mellon Investor Services LLC at its principal office in the City of New York has been duly appointed as co-transfer agent in respect of the Trust Units.

     (n) The Trustee has been duly appointed as the sole trustee of the Trust pursuant to the Trust Indenture and duly authorized in accordance therewith to, among other things, hold title to the property of the Trust, including, but not limited to, the property of the Trust described in the Registration Statement, the Canadian Prospectus and the U.S. Prospectus.

     (o) All the outstanding shares in the capital stock of each of EnerMark and ERC have been duly and validly authorized and issued and are fully paid and non-assessable, and all outstanding shares in the capital stock of each of EnerMark and ERC are owned directly by the Trust and EnerMark, respectively, in each instance free and clear of any perfected security interest or any other security interest, claim, lien or encumbrance.

     (p) The Trust is authorized to issue an unlimited number of Trust Units, the description of which conforms in all material respects to the description thereof contained in the Canadian Prospectus and the U.S. Prospectus; as of November 22, 2002, [o] Trust Units are issued and outstanding, all of which have been duly and validly


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authorized and issued, are fully paid and non-assessable and are issued by the
Trust free and clear of all liens, encumbrances, equities and claims; the Securities have been duly and validly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered to and paid for by the Underwriters as contemplated by this Agreement, will be validly issued, fully paid and non-assessable Trust Units of the Trust, free and clear of any liens, encumbrances, equities and claims upon their issuance by the Trust; the Securities (i) are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange and (ii) have been conditionally approved for listing on the Toronto Stock Exchange, subject to the filing by the Trust of the documents and listing fees requested by the Toronto Stock Exchange in its letter dated November 20, 2002; the certificates for the Securities have been duly approved and adopted by the board of directors of EnerMark on behalf of the Trust, are in valid and sufficient form and conform with the Trust Indenture and the rules of the Toronto Stock Exchange and the New York Stock Exchange; the holders of outstanding Trust Units in the Trust are not entitled to pre-emptive or other rights to subscribe for the Securities from the Trust; and except as set forth in the Canadian Prospectus and the U.S. Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Trust Units of the Trust are outstanding, except those options or rights that may have been issued subsequent to the date on which information for options and rights is given in the Canadian Prospectus and the U.S. Prospectus pursuant to any options plans for directors, officers, employees and consultants of the Enerplus Entities or the Manager described in the Canadian Prospectus and the U.S. Prospectus.

     (q) There is no franchise, contract or document of a character required to be described in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus or to be filed or incorporated by reference therein which is not described or filed or incorporated by reference as required and, in the case of those documents filed, delivered to the Underwriters; and the statements in the Canadian Prospectus and the U.S. Prospectus under the headings "Risk Factors - Risks Related to Our Business Our operation of oil and natural gas wells could subject us to environmental claims and liability," "Risk Factors - Risks Related to Our Structure and the Ownership of Our Trust Units - United States unitholders may be subject to passive foreign investment company rules," "Risk Factors - Risks Related to Our Structure and the Ownership of Our Trust Units - There would be material adverse tax consequences if the Fund lost its status as a mutual fund trust under Canadian tax laws," "Business - Regulatory Environment," "Description of the Trust Units," "Description of the Royalties and the Subordinated Note," "Certain Income Tax Considerations" and "Underwriting," and in the Canadian Prospectus under the headings "Eligibility for Investment" and "Statutory Rights of Withdrawal and Rescission," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (r) The execution and delivery of and the performance by each of the Enerplus Entities of their respective obligations under this Agreement has been duly and validly authorized by all necessary trust or corporate action on the part of the Enerplus Entities; this Agreement has been duly executed and delivered by each of the Enerplus


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Entities; EnerMark has the authority to enter into this Agreement on behalf of the Trust and to execute and deliver, on behalf of the Trust, all other necessary documents in connection with the offering of the Securities; EnerMark has the authority under the Trust Indenture to authorize and direct the sale of the Trust Units to the Underwriters in accordance with the terms of this Agreement, and all necessary trust and corporate action has been taken to authorize and direct such sale.

     (s) The Trust is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Canadian Prospectus and the U.S. Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     (t) The Trust qualifies and will at the Closing Date and at each Settlement Date qualify as a "mutual fund trust" under the INCOME TAX ACT (Canada), as the same may be amended from time to time (hereinafter the "Canadian Tax Act") and each of the Enerplus Entities has conducted its affairs so as to enable the Trust to qualify at all times as a "mutual fund trust" under the Canadian Tax Act and, in particular, the Trust has restricted its activities to investing the property of the Trust in property in which a "mutual fund trust" is permitted by the Canadian Tax Act to invest.

     (u) The Trust is not now and has not at any time been maintained primarily for the benefit of non-resident persons (within the meaning of the Canadian Tax
Act) and a majority of the Trust Units are now and at all times have been held by residents of Canada for the purposes of the Canadian Tax Act.

     (v) The Trust anticipates that for the taxable year ended December 31, 2002, and each taxable year thereafter, more than 85% of the gross receipts of the Enerplus Entities will be from operated and non-operated working interests. To the extent that receipts from non-operated working interests during such taxable years are included in the 85% of gross receipts, the Enerplus Entities took, or will take, possession of the commodities and incurred, or will incur, significant activities with respect to (i) the physical movement, handling and storage of the commodities, including preparation of contracts and invoices, arranging freight, insurance and credit, arranging for receipt, transfer or negotiation of shipping documents, arranging storage or warehousing, and dealing with quality claims, (ii) owning and operating facilities for storage or warehousing, or (iii) owning or chartering vessels or vehicles for the transportation of the commodities. With respect to the activities in the preceding sentence, the majority of such activities is or will be performed by persons at the Manager that perform such activities solely for the Enerplus Entities (and for no other companies other than Enerplus Pension Resources Corporation IV ("EPRC IV")) and at the direction and control of officers and directors of the Enerplus Entities. With respect to the Enerplus Entities operating working interests, the majority of the activities related to the production and processing of the commodities is or will be performed by people at the Manager that have been seconded to the Enerplus Entities.

     (w) The Trust has not received any communication from any individual at the United States Internal Revenue Service asserting that any of the Enerplus Entities is a passive foreign investment company, and to the knowledge of each


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of the Enerplus Entities and the Manager, no holder of trust units has received such a communication.

     (x) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except (i) such as have been obtained or made under Canadian Securities Laws or the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Canadian Prospectus and the U.S. Prospectus and (iii) such as have been obtained or made in accordance with the rules of the National Association of Securities Dealers, Inc.

     (y) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the execution, delivery or fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property of any of the Enerplus Entities pursuant to, or create a state of facts which, after notice or lapse of time or both, will result in a breach of, (i) the Trust Indenture or the articles or by-laws of EnerMark or ERC, as the case may be, or any resolutions of the directors (or any committee thereof), shareholders or unitholders, as the case may be, of any of the Enerplus Entities which are in effect at the date hereof, (ii) the Amended and Restated Royalty Agreement dated June 21, 2001, as amended December 31, 2001, among the Trust, ERC and the Trustee (the "ERC Royalty Agreement"), the Amended and Restated Royalty Agreement dated June 21, 2001 between the Trust and EnerMark (the "EnerMark Royalty Agreement" and together with the ERC Royalty Agreement, the "Royalty Agreements"), the Amended and Restated Management, Advisory and Administrative Agreement dated June 21, 2001, as amended December 31, 2001, among the Enerplus Entities, the Manager and the Trustee (the "Management Agreement"), the Governance Agreement dated June 21, 2001 among the Enerplus Entities, the Manager and the Trustee (the "Governance Agreement") and the 8% unsecured subordinated promissory note issued by EnerMark to the Trust as of June 21, 2001, as amended and restated May 21, 2002, in the current principal amount of $949,578,757 (the "Grid Note"), (iii) the terms of any other indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Enerplus Entities is a party or bound or to which their property is subject or (iv) any statute, law, rule, regulation, judgment, order or decree applicable to any of the Enerplus Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Enerplus Entities or any of their properties, except, in the case of clauses (iii) and (iv) above, for any such conflict, breach, violation or imposition which could not reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance of the Enerplus Entities' or the Manager's obligations hereunder.

     (z) No person has rights to require the Trust to file a registration statement under the Act or a prospectus under Canadian Securities Laws with respect to any securities of the Trust, except as described in the Canadian Prospectus and the U.S.

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Prospectus, or to require the Trust to include such securities with the
Securities registered pursuant to the Registration Statement or qualified under the Canadian Prospectus.

     (aa) The historical financial statements of the Trust and its consolidated subsidiaries (collectively, the "Enerplus Financial Statements") as set forth or incorporated by reference in the Canadian Prospectus, U.S. Prospectus and the Registration Statement (i) present fairly in all material respects the financial condition, results of operations and cash flows, of the Trust on a consolidated basis as of the dates and for the periods indicated, (ii) comply in all material respects with the applicable requirements of Canadian Securities Laws and, with respect to the U.S. Prospectus and the Registration Statement, the Act and (iii) have been prepared in conformity with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The reconciliation of the Enerplus Financial Statements to United States generally accepted accounting principles contained in the notes accompanying such financial statements complies with the applicable accounting rules of the Commission. The selected financial and operating data set forth under the captions "Summary - Summary Financial Information", "Summary
- Summary Operating Information" and "Selected Financial Information" in the Canadian Prospectus, the U.S. Prospectus and Registration Statement fairly present, on the basis stated in the Canadian Prospectus, the U.S. Prospectus and the Registration Statement, the information included therein.

     (bb) The unaudited pro forma consolidated financial statements included in the Canadian Prospectus, the U.S. Prospectus and the Registration Statement (the "Unaudited Pro Forma Consolidated Financial Statements") (i) have been properly compiled to give effect to the transactions and assumptions described in the notes thereto and (ii) include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein; the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the Unaudited Pro Forma Consolidated Financial Statements. The Unaudited Pro Forma Consolidated Financial Statements comply in all material respects with the applicable requirements of Canadian Securities Laws and Form F-10 under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. The reconciliation of the Unaudited Pro Forma Consolidated Financial Statements to United States generally accepted accounting principles contained in the notes accompanying such financial statements complies with the applicable accounting rules of the Commission.

     (cc) The consolidated historical financial statements of Enerplus Resources Fund, prior to the merger with EnerMark Income Fund ("EIF"), for the fiscal years ended December 31, 2000, 1999 and 1998 and for the three months ended March 31, 2001 and 2000 (collectively, the "Pre-Merger Enerplus Financial Statements"), as incorporated by reference in the Canadian Prospectus, U.S. Prospectus and the Registration Statement, (i) present fairly in all material respects the financial condition, results of operations and cash flows of Enerplus Resources Fund on a consolidated basis as of the dates and for the periods indicated, (ii) comply in all material respects with the applicable requirements of Canadian Securities Laws and the Act and (iii) have been prepared in conformity with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The reconciliation of the Pre-Merger Enerplus Financial Statements to United States generally accepted accounting principles contained in the notes accompanying such financial statements comply with the applicable accounting rules of the Commission.

     (dd) For the period between December 31, 1996 and June 21, 2001, the date of the merger of Enerplus Resources Fund and EIF, (i) Enerplus Energy Services Ltd. and EMR Resource Management Ltd. were both responsible for the accounts of, and the financial reporting for, each of Enerplus Resources Fund prior to its merger with EIF ("Pre-Merger Enerplus") and EIF, and the senior officers, including the chief financial officer and controller, and the senior staff at Enerplus Energy Services Ltd. and EMR Resource Management Ltd. responsible for the accounts of, and the financial reporting for, Pre-Merger Enerplus also performed those functions for EIF, (ii) the accounting policies and standards that were applied to the Pre-Merger Enerplus Financial Statements were applied in a manner consistent with their application to the Enerplus Financial Statements and, in each instance, were consistent with Canadian generally accepted accounting principles and industry practice and (iii) Pre-Merger Enerplus and EIF shared the same accounting system, and the internal controls of Pre-Merger Enerplus were in all material respects the same as those of EIF.

     (ee) No action, suit, proceeding or inquiry brought by or before any court or governmental agency, authority or body or any arbitrator involving any of the Enerplus Entities or their property is pending or, to the best knowledge of any of the Enerplus Entities or the Manager, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (ff) Each of EnerMark and ERC owns or leases all such properties as are necessary to the conduct of its operations as presently conducted. The Enerplus Entities have the right to produce and sell their petroleum, natural gas and related hydrocarbons (for the purposes of this clause, the foregoing are referred to as the "Interests"). To the best of the knowledge of the Enerplus Entities, the Enerplus Entities have good and defensible title in accordance with standards generally accepted in the oil and gas industry to all of their properties reflected in the Enerplus Financial Statements or described in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus, including, but not limited to, the royalty interests granted to the Trust pursuant to the Royalty Agreements. To the best of the knowledge of the Enerplus Entities, these properties are only subject to such liens, encumbrances or impairments of title which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (gg) The working interests in crude oil, natural gas and natural gas liquids held by the Enerplus Entities reflect in all material respects the right of the Enerplus Entities to explore or receive production from such underlying properties, and the action taken by the Enerplus Entities with respect to acquiring or otherwise procuring such leases or interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore for such products.

     (hh) None of the Enerplus Entities nor the Manager is aware of any defects, failures or impairments in the title of any of the Enerplus Entities to its properties (including in respect of any action, suit, proceeding or inquiry, whether instituted, pending or, to the knowledge of any of the Enerplus Entities or the Manager, threatened or whether or not discovered by any third party) which, in the aggregate, could reasonably be expected to have a material adverse effect on (i) the quantity and pre-tax discounted present value of the estimated future net revenue values of crude oil, natural gas and natural gas liquids reserves attributable to properties owned by the Enerplus Entities as at January 1, 2002 as shown in the reserve report prepared by Sproule Associates Limited referred to in the Registration Statement, the Canadian Prospectus and the U.S. Prospectus (the "Reserve Report") together with the quantity and pre-tax discounted present value of the estimated future net revenue values of crude oil, natural gas and natural gas liquids reserves attributable to properties owned by Celsius Energy Resources Ltd. ("Celsius") as at January 1, 2002 as shown in the reserve reports prepared by Sproule Associates Limited and Gilbert Laustsen Jung Associates Ltd. referred to in the Registration Statement, the Canadian Prospectus and the U.S. Prospectus (the "Celsius Reserve Reports");
(ii) the current production of EnerMark and ERC (taken as a whole); or (iii) the current cash flow of EnerMark and ERC.

     (ii) The Enerplus Entities have made available to Sproule Associates Limited, prior to the issuance of the Reserve Report, for the purposes of preparing the Reserve Report, all information requested by Sproule Associates Limited, which information did not contain any material misrepresentation. Since the date of the Reserve Report, to the knowledge of the Enerplus Entities and the Manager, and other than by reason of production of crude oil, natural gas and natural gas liquids since the date of the Reserve Report, there has been no material adverse change to EnerMark's or ERC's crude oil, natural gas and natural gas liquids reserves as reported therein and such parties believe the Reserve Report fairly presents the determination of the petroleum and natural gas reserves of EnerMark and ERC attributable to the properties evaluated in such Reserve Report and the production profile and costs associated therewith, as of the date thereof.

     (jj) Since the date of the Celsius Reserve Reports, to the knowledge of the Enerplus Entities and the Manager, and other than by reason of production of crude oil, natural gas and natural gas liquids since the date of the Celsius Reserve Report, there has been no material adverse change to the crude oil, natural gas and natural gas liquids reserves of Celsius (as it then was prior to its amalgamation with EnerMark on October 22, 2002) as reported therein and such parties believe the Celsius Reserve Reports fairly present the determination of the petroleum and natural gas reserves of Celsius attributable to the properties evaluated in such reports and the production profile and costs associated therewith, as of the date thereof.

     (kk) None of the Enerplus Entities is or with the giving of notice or lapse of time or both, will be, in violation or default of (i) any provision of its articles or bylaws or, in the case of the Trust, the Trust Indenture, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Enerplus Entities or any of their properties, as applicable, which violation or default would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), have a Material Adverse Effect. Each of the Enerplus Entities, as applicable, is in compliance in all material respects with the terms and conditions of (A) the Trust Indenture, (B) the Royalty Agreements, (C) the Management Agreement, (D) the Governance Agreement and (E) the Grid Note (collectively, the "Principal Agreements"), and each of the Principal Agreements is a legal, valid and binding obligation of the respective parties thereto enforceable against such parties in accordance with its terms subject to the general qualifications that enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and equitable remedies, including the remedies of specific performance and injunctive relief, are available only in the discretion of the applicable court.

     (ll) PricewaterhouseCoopers LLP, the former auditors of EIF, who have audited certain financial statements of EIF and delivered reports with respect to the audited consolidated financial statements included and incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, were, during the periods covered by their reports, objective with respect to EIF within the meaning of the Rules of Professional Conduct of the Institute of Chartered Accountants of Alberta and independent chartered accountants with respect to EIF as prescribed by the BUSINESS CORPORATIONS ACT (Alberta).

     (mm) Deloitte & Touche LLP, the current auditors of the Enerplus Entities, who have audited certain financial statements of the Enerplus Entities and delivered reports with respect to the audited consolidated financial statements included and incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, are, and during the periods covered by their reports were, objective with respect to the Enerplus Entities within the meaning of the Rules of Professional Conduct of the Institute of Chartered Accountants of Alberta and independent chartered accountants with respect to the Enerplus Entities as prescribed by the BUSINESS CORPORATIONS ACT (Alberta) and the Act.

     (nn) Arthur Andersen LLP, the former auditors of Enerplus Resources Fund (both prior to and following the merger of Enerplus Resources Fund and EIF on June 21, 2001), who audited certain financial statements of Enerplus Resources Fund and delivered their report with respect to the Pre-Merger Enerplus Financial Statements and the Enerplus Financial Statements included and incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, were, during the periods covered by their report, independent chartered accountants with respect to the Trust as prescribed by the BUSINESS CORPORATIONS ACT (Alberta) and the Act.

     (oo) There are no transfer taxes or other similar fees or charges under the federal laws of Canada or the United States or the laws of any state or province, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Trust of the Securities.

     (pp) Each of the Enerplus Entities has filed all foreign, Canadian federal, U.S. federal, state, provincial and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure to so file would not have a Material Adverse Effect), except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto). All material tax liabilities have been adequately provided for in the Enerplus Financial Statements and the Pre-Merger Enerplus Financial Statements, and none of the Enerplus Entities knows of any actual or proposed additional material tax assessment.

     (qq) No labor problem or dispute with the employees of any of the Enerplus Entities exists or, to the knowledge of any of the Enerplus Entities or the Manager, is threatened or imminent, and none of the Enerplus Entities is aware of any existing or imminent labor disturbance by the employees of any of the Enerplus Entities' principal suppliers, contractors or customers, that, in either case, could have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (rr) Each of the Enerplus Entities is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring each of the Enerplus Entities or their respective businesses, assets, employees, officers and directors are in full force and effect, except where the failure to be in full force and effect would not have a Material Adverse Effect; each of the Enerplus Entities is in compliance with the terms of such policies and instruments in all material respects; there are no material claims by any of the Enerplus Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Enerplus Entities has been refused any insurance coverage sought or applied for, except where such refusal would not have a Material Adverse Effect; and none of the Enerplus Entities has any reason to believe that it will not be able to renew its existing insurance policies as and when such policies expire or be unable to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (ss) Neither EnerMark nor ERC is currently prohibited, directly or indirectly, from paying any dividends or royalties to the Trust, from making any other distribution on its capital stock, from repaying to the Trust any loans or advances to it from the Trust or from transferring any of its property to the Trust, except as described in or contemplated by the Canadian Prospectus and the U.S. Prospectus.

     (tt) Each of the Enerplus Entities possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, provincial, state or foreign regulatory authorities necessary to conduct their respective businesses or affairs, except where the failure to so possess would not reasonably be expected to have a Material Adverse Effect, and such businesses and affairs are being conducted, in all material respects, in compliance with all applicable laws, rules and regulations of each jurisdiction in which EnerMark or ERC carries on business or the Trust conducts its affairs, and none of the Enerplus Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any amendment or supplement thereto).

     (uu) Each of the Enerplus Entities maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain asset accountability and (iii) access to assets is permitted only in accordance with management's general or specific authorization. "Ceiling tests" are performed at regular intervals as required by Canadian generally accepted accounting principles and consistent with industry practice.

     (vv) None of the Enerplus Entities or the Manager has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under Canadian Securities Laws, the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Enerplus Entities to facilitate the sale or resale of the Securities.

     (ww) Each of the Enerplus Entities (i) is in compliance with any and all applicable foreign, Canadian federal, U.S. federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of clauses (i), (ii) and
(iii), where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto). Except as set forth in the Canadian Prospectus and the U.S. Prospectus, none of the Enerplus Entities has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     (xx) In the ordinary course of its business, each of EnerMark and ERC periodically reviews the effect of Environmental Laws on the business, operations and properties of each of the Enerplus Entities, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, each of EnerMark and ERC has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

     (yy) None of the Enerplus Entities nor any of their properties has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the federal laws of Canada or the laws of the Province of Alberta.

     (zz) Since January 1, 2002, the information and statements set forth in all filings by or on behalf of the Trust with the Qualifying Authorities or the Commission were true, correct and complete in all material respects and did not contain any material misrepresentation, as of the date of such information or statements.

    (aaa) Other than as provided for in this Agreement, none of the Enerplus Entities has incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions or other similar forms of compensation with respect to the transactions contemplated herein.

     (B) The Manager represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1B.

     (a) The Manager has been duly continued to become an unlimited liability company by amalgamation and is in good standing under the laws of the Province of Nova Scotia; the Manager has all requisite corporate power and authority to conduct its business as described in the Canadian Prospectus and the U.S. Prospectus; the Manager is duly qualified to carry on business as an extra-provincial corporation or a foreign corporation, as the case may be, in the jurisdiction in which such business is carried on and is in good standing under the laws of each such jurisdiction which requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse effect on (i) the condition (financial or otherwise), prospects, earnings, business or properties of the Enerplus Entities, taken as a whole, or (ii) the ability of the Manager to manage the Enerplus Entities, in each case whether or not arising from transactions in the ordinary course of business (a "Managerial Material Adverse Effect").

     (b) The Manager has no Significant Subsidiaries. Other than the Trust, EnerMark, ERC and EPRC IV, the Manager is not actively involved in the management or administration of any other corporations or entities.

     (c) The execution and delivery of and the performance by each of the Enerplus Entities and the Manager of its respective obligations under this Agreement has been duly and validly authorized by all necessary action on the part of the Manager; this Agreement has been duly executed and delivered by the Manager.

     (d) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the execution, delivery or fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property of any of the Manager pursuant to, or create a state of facts which, after notice or lapse of time or both, will result in a breach of, (i) the constating documents of the Manager, (ii) the terms of any other indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Manager is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Manager of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Manager or any of its properties, except, in the case of clauses (ii) and (iii), for any such breach, violation or imposition which could not reasonably be expected to have a Managerial Material Adverse Effect.

     (e) No action, suit, proceeding or inquiry brought by or before any court or governmental agency, authority or body or any arbitrator involving the Manager or its property is pending or, to the knowledge of the Manager, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Managerial Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (f) The Manager owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where the failure to own or lease such properties could not reasonably be expected to have a Managerial Material Adverse Effect.

     (g) The Manager is not or with the giving of notice or lapse of time or both, will not be, in violation or default of (i) any provision of its constating documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Manager or any of its properties, which violation or default would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), have a Managerial Material Adverse Effect. The Manager is in compliance in all material respects with the terms and conditions of the Trust Indenture and the Management Agreement.

     (h) The Manager has filed all foreign, Canadian federal, U.S. federal, state, provincial and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure to so file would not have a

Managerial Material Adverse Effect), except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Managerial Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (i) The Manager is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring the Manager are in full force and effect, except where the failure to be in full force and effect would not have Managerial Material Adverse Effect; the Manager is in compliance with the terms of such policies and instruments in all material respects; there are no material claims by the Manager under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Manager has not been refused any insurance coverage sought or applied for, except where such refusal would not have a Managerial Material Adverse Effect; the Manager does not have any reason to believe that it will not be able to renew its existing insurance policies as and when such policies expire or be unable to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Managerial Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (j) The Manager possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, provincial, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess could not reasonably be expected to have a Managerial Material Adverse Effect, and its business is being conducted, in all material respects, in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business, and the Manager has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Managerial Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto).

     (k) Neither the Manager nor any of its properties has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the federal laws of Canada or the laws of the Province of Alberta.

     (l) Other than as provided for in this Agreement, the Manager has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions or other similar forms of compensation with respect to the transactions contemplated herein.

     2. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[o] per Trust Unit for Underwritten Securities initially offered in Canada or US$[o] per Trust Unit for Underwritten Securities initially offered in the United States, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

     (b) Subject to the terms and conditions hereof and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,425,000 Option Securities at the same purchase price per Trust Unit as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments, if any, in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the U.S. Prospectus upon written or telegraphic notice by the Representatives to the Trust setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of payment and delivery (if not the Closing Date, is herein referred to as a "Settlement Date") shall be determined by the Representatives, but shall not be later than three Business Days after the exercise of said option, nor in any event prior to the Closing Date (as hereinafter defined). The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Trust Units of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional Trust Units.

     (c) In consideration for the Underwriters' agreement to purchase the Securities, and in consideration for their services hereunder, the Trust shall pay to the Representatives, for the account of the Underwriters, a fee of $[o] per Trust Unit for the Underwritten Securities and any Option Securities initially offered in Canada or US$[o] per Trust Unit for the Underwritten Securities and any Option Securities initially offered in the United States (the "Underwriting Fee").

     3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 8:45 AM, New York City time, on November 29, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Trust or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by certified cheque, bank draft and/or wire transfer, at the option of the Underwriters, payable in same-day funds to an account specified by the

Trust. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company and the Canadian Depository for Securities Ltd. unless the Representatives shall otherwise instruct. Payment to the Trust with respect to Securities the Underwriters have sold or expect to sell in the United States shall be made in United States dollars and payment to the Trust with respect to Securities the Underwriters have sold or expect to sell in Canada shall be made in Canadian dollars as set forth in Section 2.

     Concurrently with the payment by the Representatives of the purchase price for the Underwritten Securities, the Trust shall pay to the Underwriters the Underwriting Fee with respect to such Underwritten Securities, through and as requested by the Representatives, by certified cheque, bank draft and/or wire transfer, at the option of the Underwriters, payable in same-day funds to an account specified by the Representatives.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Trust will deliver the Option Securities (at the expense of the Trust) to the Representatives, at a place or places designated by the Representatives, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by certified cheque, bank draft and/or wire transfer, at the option of the Underwriters, payable in same-day funds to an account specified by the Trust. Payment to the Trust with respect to Option Securities the Underwriters have sold or expect to sell in the United States shall be made in United States dollars and payment to the Trust with respect to Option Securities the Underwriters have sold or expect to sell in Canada shall be made in Canadian dollars as set forth in Section 2. Concurrently with the payment by the Representatives of the purchase price for the Option Securities, the Trust shall pay to the Underwriters the Underwriting Fee with respect to such Option Securities through and as requested by the Representatives, by certified cheque, bank draft and/or wire transfer, at the option of the Underwriters, payable in same-day funds to an account specified by the Representatives. If settlement for the Option Securities occurs after the Closing Date, the Trust will deliver to the Representatives on the Settlement Date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

     4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Canadian Prospectus and the U.S. Prospectus.

     5. AGREEMENTS. Each of the Enerplus Entities and the Manager jointly and severally agrees with the several Underwriters that:

     (a) The Trust will comply with the requirements of the PREP Procedures and General Instruction II.L. of Form F-10 and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement, shall have been filed with the Commission or shall have become effective, and when any supplement to the Canadian Prospectus or the U.S. Prospectus or any amendment to the Canadian Prospectus or the U.S. Prospectus or any Supplementary Material shall have been filed, (ii) of the receipt of any comments from any Qualifying Authority or the Commission, (iii) of any request by any Qualifying Authority to amend or supplement the Final PREP Prospectus or the Canadian Prospectus or for additional information or of any request by the Commission to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Qualifying Authority of any order preventing or suspending the use of any prospectus; or of the prevention or suspension of the qualification of the Securities for offer or sale in any jurisdiction, or of the institution or, to the knowledge of any of the Enerplus Entities or the Manager, threatening of any proceeding for that purpose and (v) of the issuance by any Qualifying Authority or any stock exchange or any court of any order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Trust, or of the institution or, to the knowledge of any of the Enerplus Entities or the Manager, threatening of any proceeding for any such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use of any prospectus or such order ceasing or suspending the distribution of the Securities or the trading in the securities of the Trust and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.

     (b) The Trust will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement, any amendment or supplement to the Canadian Prospectus or any amendment, supplement or revision to any of the prospectuses included in the Registration Statement at the time it became effective, the U.S. Supplemented Prospectus, the Supplemented PREP Prospectus, and Supplementary Material, or any documents incorporated therein, whether pursuant to the Act, the Exchange Act, Canadian Securities Laws or otherwise, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

     (c) If, at any time when a prospectus relating to the Securities is required to be delivered under Canadian Securities Laws or the Act, any event occurs as a result of which the Canadian Prospectus or the U.S. Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Canadian Prospectus or the U.S. Prospectus to comply with the Act, the Exchange Act or Canadian Securities Laws, the Trust promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission and the Qualifying Authorities, subject to paragraph (b) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance, and (3) supply and deliver any amended or supplemented Canadian Prospectus or U.S. Prospectus to you in such quantities as you may reasonably request, which delivery shall constitute a joint and several representation by each of the Enerplus Entities and the Manager to each Underwriter that such amended or supplemented Canadian Prospectus or U.S. Prospectus at its date or at the Closing Date (or, if any Option Securities are purchased, at each Settlement
Date), as the case may be: (i) complies, in all material respects, with Canadian Securities Laws as interpreted or applied by the Qualifying
Authorities and (ii) constitutes full, true and plain disclosure of all material facts relating to the Securities and does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make such statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, HOWEVER, that each of the Trust and the Manager makes no representations or warranties as to the information contained in or omitted from any amended or supplemented Canadian Prospectus or U.S. Prospectus in reliance upon and in conformity with information furnished in writing to the Trust or the Manager by or on behalf of any Underwriter through the Representatives specifically for inclusion in any amended or supplemented Canadian Prospectus or U.S. Prospectus.

     (d) As soon as practicable, the Trust will make generally available to its security holders and to the Representatives an earnings statement or statements of the Enerplus Entities which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (e) The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto), the Canadian Preliminary Prospectus and Canadian Prospectus and to each other Underwriter a copy of the Registration Statement (without exhibits thereto), Canadian Preliminary Prospectus and Canadian Prospectus and, so long as delivery of a prospectus by an Underwriter or dealer may be required by Canadian Securities Laws and the Act, as many copies of each Canadian Preliminary Prospectus and U.S. Preliminary Prospectus and the Canadian Prospectus and the U.S. Prospectus and any amendment or supplement thereto as the Representatives may reasonably request and such delivery shall constitute the Trust's consent to the use by the Underwriters or other dealers forming part of the soliciting dealers group of the Registration Statement, the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus, the U.S. Prospectus and any supplements or amendments thereto (and the documents incorporated therein by reference) in connection with the offering and sale to the public of the Securities (including the Option Securities).

     (f) The Trust will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Trust will also supply the Representatives with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Representatives may request.

     (g) The Trust will not, without the prior written consent of Salomon Smith Barney Inc. and CIBC World Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Trust or any affiliate of the Trust or any person in privity with the Trust or any affiliate of the Trust) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Trust Units or any securities convertible into, or exercisable, or exchangeable for, Trust Units, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement; PROVIDED, HOWEVER, that the Trust may issue and sell Trust Units in connection with (i) the grant or exercise of options or rights pursuant to the Trust's trust unit option plan and trust unit rights incentive plan, (ii) the issuance of trust units pursuant to its distribution reinvestment and optional unit purchase plan and (iii) the direct issuance of trust units pursuant to one or more acquisitions whose purchase prices do not, in the aggregate, exceed $400 million. For greater certainty, the issuance of Trust Units pursuant to the existing instruments listed in Note 4 to the Enerplus Financial Statements shall be deemed to be an acquisition for the purposes of (iii) above.

     (h) None of the Enerplus Entities nor the Manager will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Securities.

     (i) The Trust agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission and the Qualifying Authorities, as the case may be, of the Registration Statement (including financial statements and exhibits thereto), the Form F-X, each of the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each of the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange and the Toronto Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Trust representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Trust's accountants and the fees and expenses of counsel (including local and special counsel) for the Trust; and (x) all other costs and expenses incident to the performance by the Trust of its obligations hereunder. It is understood, however, that, except as provided in this Section 6, Section 7 and Section 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel.

     (j) The Trust shall apply the net proceeds of its sale of the Securities as set forth in the Canadian Prospectus and the U.S. Prospectus under the heading "Use of Proceeds". The Trust shall not invest, or otherwise use the proceeds received by the Trust from its sale of the Trust Units in such a manner as would require the Trust to register as an Investment Company under the 1940 Act.

     (k) The Trust shall not, between the date hereof and prior to the Closing Date (or the Settlement Date, if any) pay out any distributions other than distributions payable on December 20, 2002.

     (l) The Trust will maintain a transfer agent as may be required in accordance with the rules of each of the Toronto Stock Exchange and the New York Stock Exchange and, if necessary under the Trust Indenture, a registrar for the Trust Units.

     (m) The Trust will take all necessary steps to ascertain promptly whether the Supplemented PREP Prospectus was received for filing by the Qualifying Authorities and whether the form of prospectus transmitted for filing pursuant to General Instruction II.L. of Form F-10 was received for filing by the Commission and, in the event that any such prospectuses were not received for filing, it will promptly file any such prospectus not then received for filing.

     (n) For a period of three years after the Closing Date, the Trust shall furnish to the Representatives and, upon request, to each Underwriter, copies of all reports filed with the Commission on Forms 40-F, 20-F and 6-K, as applicable, or such similar forms as may be designated by the Commission, annual information forms, management proxy circulars and such other documents as shall be furnished by the Trust to its unitholders generally (collectively, the "Filings"), except for all such Filings filed by the Trust with the Commission in electronic format on EDGAR or with the Qualifying Authorities on SEDAR.

     (o) Each of the Trust and the Manager will use its reasonable best efforts to monitor all aspects of the Trust's affairs relevant to its continuing qualification as a "mutual fund trust" for purposes of the Canadian Tax Act, and will promptly notify the Representatives upon becoming aware of any circumstance that may cause the Trust to fail to continue to so qualify. Each of the Enerplus Entities will conduct its affairs so as to enable the Trust to qualify at all times as a "mutual fund trust" under the Canadian Tax Act. The Trust will at all times restrict its activities such that its only undertaking will be the investing of its funds in property in which a mutual fund trust is permitted to invest under the Canadian Tax Act.

     Notwithstanding the provisions of this Section 5, the Manager shall have no responsibility under Sections 5(a), (b) or (c) to the extent that any non-compliance with the provisions therein results:

          (i) from a decision taken or approved subsequent to the Execution Time by, or a direction of, the board of directors of EnerMark on behalf of the Trust or EnerMark or the board of directors of ERC on behalf of ERC;

          (ii) after the Closing Date from any matter which has been approved by the unitholders of the Trust in accordance with the constating documents of the Trust; or

         (iii) from the implementation of a decision, approval or direction referred to in (i) or (ii) in the manner so decided, approved or directed, as the case may be.

     6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of each of the Enerplus Entities and the Manager contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 3 hereof, to the accuracy of the statements of each of the Enerplus Entities and the Manager made in any certificates pursuant to the provisions hereof, to the performance by each of the Enerplus Entities and the Manager of its respective obligations hereunder and to the following additional conditions:

     (a) An MRRS Decision Document shall have been obtained from the Reviewing Authority evidencing issuance by the Qualifying Authorities of a receipt in respect of the Final PREP Prospectus and the Supplemented PREP Prospectus shall have been filed with the Qualifying Authorities as promptly as practicable after the date hereof and, in any event, within the time period prescribed under the PREP Procedures. No order having the effect of ceasing or suspending the distribution of or the trading in the Trust Units or any other securities of the Trust shall have been issued by any Qualifying Authority or any stock exchange and no proceedings for that purpose shall have been instituted or threatened by any Qualifying Authority or any stock exchange and any request for additional information shall have been complied with.

     (b) The Registration Statement shall have become effective under the Act prior to the Execution Time or at such later time or on such later date as the Representatives shall have agreed to in writing. The U.S. Supplemented Prospectus shall have been filed in the manner and within the time period required by General Instruction II.L. of Form F-10. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission and any request for additional information shall have been complied with.

     (c) The Trust shall have requested and caused Andrews & Kurth L.L.P., United States counsel for the Trust, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, as set forth in Exhibit A hereto.

     (d) The Trust shall have requested and caused Blake, Cassels & Graydon LLP, Canadian counsel for the Trust, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives and Canadian counsel for the Underwriters, as set forth in Exhibit B hereto.

     (e) The Representatives shall have received from Shearman & Sterling, United States counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the U.S. Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Trust shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (f) The Representatives shall have received from Burnet, Duckworth & Palmer LLP, Canadian counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Canadian Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Trust shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (g) The Representatives shall have received from Sproule Associates Limited, independent petroleum engineering consultants, one or more letters in form and substance satisfactory to the Representatives confirming that (i) although the definitions of proved reserves under SEC Regulation S-X and Canadian National Policy 2-B are different, in their opinion the estimates of net proved reserves using constant price and cost assumptions that are included or incorporated by reference in the Canadian Prospectus and the U.S. Prospectus (including any supplements thereto) are, in all material respects, equivalent to those which would be determined under SEC Regulation S-X and (ii) although there are discrepancies between the Reserve Report generated for the Enerplus 2001 year-end evaluation and the "Merak" reports generated by Enerplus, those discrepancies are based solely on the respective decisions of the Enerplus Entities and Sproule Associates Limited to categorize certain revenues, costs and expenses, the "Merak" reports were derived from the Reserve Report and the information contained in the "Merak" reports is representative of the information contained in the Reserve Report in all material respects.

     (h) Each of the Trust and the Manager shall have furnished to the Representatives a certificate of the Trust or the Manager, as applicable, signed by the Chairman of the Board or the President and the principal financial or accounting officer of EnerMark (both on behalf of itself and the Trust) and ERC and, in the case of the certificate delivered by the Manager, by the Chairman of the Board or the President and the principal financial or accounting officer of the Manager, each dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Canadian Prospectus, the U.S. Prospectus, any amendments or supplements to the Canadian Prospectus and the U.S. Prospectus and this Agreement and that:

          (i) the representations and warranties of the Enerplus Entities or the Manager, as applicable, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust or the Manager, as applicable, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any prospectus, the qualification of the Securities for offer or sale in any jurisdiction, the distribution of the Securities or the trading in the securities of the Trust has been issued and no proceedings for that purpose have been instituted or, to the knowledge of any of the Enerplus Entities or the Manager, threatened; and

         (iii) since the date of the most recent financial statements included in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any amendment or supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any amendment or supplement thereto).

     (i) The Trust shall have requested and caused each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, independent chartered accountants, to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Canadian Prospectus and the U.S. Prospectus; provided, however, that such letters need not include any affirmation of any opinion expressed by Arthur Andersen LLP on the consolidated historical financial statements of Pre-Merger Enerplus for the fiscal years ended December 31, 2000, 1999 and 1998.

     (j) At the time of delivery to the Underwriters of the Canadian Preliminary Prospectus and the Canadian Prospectus, the Trust shall deliver to the Underwriters:

          (i) one or more opinions of local counsel in Quebec, addressed to the Underwriters and the Underwriters' counsel and dated as of the date of the filing of the Canadian Preliminary Prospectus and Canadian Prospectus, in a form acceptable to the Underwriters, acting reasonably, to the effect that, except for information in the Canadian Preliminary Prospectus or Canadian Prospectus, as the case may be, translated by the auditors described in clause (ii) below, the

     French language version of such document (including information incorporated by reference therein) is in all material respects a complete and proper translation of the English language version thereof; and

          (ii) a letter from the auditors of the Trust, and from the auditors of EIF (prior to the merger with Enerplus Resources Fund), as applicable, addressed to the Underwriters and the Underwriters' counsel and dated the date of the filing of the Canadian Preliminary Prospectus and the Canadian Prospectus in the form acceptable to the Underwriters, acting reasonably, to the effect that the information excepted from the opinion of counsel referred to in Clause 6(j)(i) in the French language version of such document (including information incorporated by reference therein) is in all material respects a complete and proper translation of the information contained in the English language version thereof.

     (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (each, exclusive of any amendment thereof), the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6; (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Enerplus Entities taken as a whole, or the Manager, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any amendment or supplement thereto);
(iii) any inquiry, investigation (whether formal or informal) or other proceeding in relation to the Enerplus Entities or the Manager or any of their directors or senior officers is announced, commenced or threatened by any securities commission or similar regulatory authority or a stock exchange or by any other competent authority or there is a change in a law, regulation or policy or the interpretation or administration thereof, the effect of which, in any case referred to in clauses (i) to (iii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Canadian Prospectus and the U.S. Prospectus (each, exclusive of any amendment or supplement thereto).

     (l) Prior to the Closing Date, the Enerplus Entities and the Manager each shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     (m) The Trust shall have furnished to the Representatives on or prior to the Closing Date satisfactory evidence of its due and valid authorization of CT Corporation as its agent to receive service of process as set forth in Section 12 hereof, and satisfactory evidence from CT Corporation accepting its appointment as such agent.

     (n) The Securities shall (i) have been listed and admitted and authorized for trading on the New York Stock Exchange and (ii) conditionally approved for listing on the Toronto Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

     (o) At the Execution Time, the Trust shall have furnished to the Representatives a letter substantially in the form of Exhibit C hereto from each officer and director of each of EnerMark, ERC and the Manager and the unitholders listed in Annex A addressed to the Representatives, and such letter agreements shall continue to be in full force and effect on the Closing Date. To the knowledge of each of the Enerplus Entities and the Manager, neither El Paso Corporation nor any of its subsidiaries other than those listed in Annex A, owns more than 0.5% of the issued and outstanding Trust Units.

     (p) The Trust shall have requested and caused Blake, Cassels & Graydon LLP, Canadian counsel for the Trust, to have furnished to the Representatives an opinion related to the Trust's "mutual fund trust" status, dated the Closing Date and addressed to the Representatives and Canadian counsel for the Underwriters, in form and substance reasonably satisfactory to the Representatives.

     Opinions and cover letters similar to the foregoing shall be provided to the Underwriters with respect to any amendment or supplement to the Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus, U.S. Prospectus, Supplemented PREP Prospectus and U.S. Supplemented Prospectus and any other relevant document at the time the same is presented to the Underwriters for their signature or, if the Underwriters' signature is not required, at the time same is filed. All such letters shall be in form and substance reasonably satisfactory to the Underwriters and the Underwriters' counsel.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trust in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Blake, Cassels & Graydon LLP, Canadian counsel for the Trust, at Bankers Hall, 855 2nd Street South West, Suite 3500, Calgary, Alberta T2P 4J8, on the Closing Date.

     7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any of the Enerplus Entities or the Manager to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Enerplus Entities and the Manager shall be jointly and severally obligated to reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities. If this Agreement shall be terminated pursuant to Section 9 hereof, then neither the Enerplus Entities nor the Manager shall then be under any liability to any Underwriter except as provided in Section 5(i) and 8 hereof.

     8. INDEMNIFICATION AND CONTRIBUTION. (a) Each of the Enerplus Entities and the Manager jointly and severally agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees, shareholders and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act, Canadian Securities Laws, or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, Canadian Securities Laws, the Exchange Act or other Canadian Federal, United States Federal, state or provincial statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Canadian Preliminary Prospectus or U.S. Preliminary Prospectus or the Canadian Prospectus or the U.S. Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any misrepresentation or alleged misrepresentation contained in the Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus, U.S. Prospectus, or any amendment or supplement thereto; (iii) any prohibition or restriction of trading in the securities of the Trust or any prohibition or restriction affecting the distribution of the Securities (including the Option Securities) imposed by any competent authority if such prohibition or restriction is based on any misrepresentation or alleged misrepresentation of a kind referred to in item (ii) immediately above; (iv) any order made or inquiry, investigation (whether formal or informal) or other proceeding commenced or threatened by any one or more competent authorities (not based upon the activities or alleged activities of the Underwriters or their banking or dealer selling group members, if any) relating to or materially affecting the trading or distribution of the Securities (including the Option Securities); (v) any breach of, default under or non-compliance by the Enerplus Entities or the Manager with any representation, warranty, term or condition of this Agreement; or (vi) the Trust not complying with any requirement of Canadian Securities Laws or the Act in connection with the transactions contemplated herein, and each of the Enerplus Entities and the Manager agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that none of the Enerplus Entities or the Manager will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; PROVIDED FURTHER, that with respect to any untrue statement or omission of material fact made in any Canadian Preliminary Prospectus or U.S. Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (a) the Company had previously furnished copies of the Canadian Prospectus or the U.S. Prospectus, as applicable, to the Representatives, (b) delivery of such Canadian Prospectus or such U.S. Prospectus was required by the Canadian Securities Laws or by the Act, as applicable, to be made to such person, (c) the untrue statement or omission of a material fact contained in the Canadian Preliminary Prospectus or the U.S. Preliminary Prospectus, as applicable, was corrected in such Canadian Prospectus or such U.S. Prospectus and (d) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of such Canadian Prospectus or such U.S. Prospectus, as applicable. This indemnity agreement will be in addition to any liability which the Enerplus Entities or the Manager may otherwise have.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each of the Enerplus Entities and the Manager and each of their respective trustee or directors, each of their respective officers who sign the Registration Statement, and each person who controls the Trust within the meaning of either the Act, Canadian Securities Laws, or the Exchange Act, to the same extent as the foregoing indemnity from each of the Enerplus Entities and the Manager to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Trust by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Each of the Enerplus Entities and the Manager acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities and (ii) the paragraphs related to certain of the offering terms, over-allotment, price stabilization and short-positions in any Canadian Preliminary Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus and U.S. Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Canadian Prospectus, U.S. Preliminary Prospectus, Canadian Prospectus or U.S. Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based on the advice of independent counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Enerplus Entities and the Manager jointly and severally and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Enerplus Entities, the Manager and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Enerplus Entities or the Manager on the one hand and by the Underwriters on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Enerplus Entities and the Manager jointly and severally and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Enerplus Entities and the Manager on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Enerplus Entities and the Manager shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Canadian Prospectus and the U.S. Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Enerplus Entities and the Manager on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Enerplus Entities and the Manager and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act, Canadian Securities Laws or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Trust within the meaning of either the Act, Canadian Securities Laws or the Exchange Act, each officer of the Enerplus Entities and the Manager who shall have signed the Registration Statement and each director of the Enerplus Entities shall have the same rights to contribution as the Trust, subject in each case to the applicable terms and conditions of this paragraph (d).

     9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Trust. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Trust and any non-defaulting Underwriter for damages occasioned by its default hereunder.

     10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Trust prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Trust Units shall have been suspended by the Commission, the Reviewing Authority, any of the

Qualifying Authorities or the Toronto Stock Exchange or the New York Stock Exchange or trading in securities generally on the Toronto Stock Exchange or the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (ii) a banking moratorium shall have been declared either by Canadian Federal, United States Federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or Canada of a national emergency or war, or other calamity or crisis or there should develop, occur or come into effect or existence any other event, action, state, condition or major financial occurrence of national or international consequence, any regulation, or other occurrence of any nature whatsoever, the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering, distribution or delivery of the Securities as contemplated by the Canadian Prospectus and the U.S. Prospectus (exclusive of any amendment or supplement thereto).

     11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of each of the Enerplus Entities and the Manager or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Enerplus Entities, the Manager or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12. SUBMISSION TO JURISDICTION; AGENT FOR SERVICE; WAIVER OF IMMUNITIES. Each of the Enerplus Entities and the Manager irrevocably (i) agrees that any legal suit, action or proceeding against the Enerplus Entities or the Manager brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated thereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Enerplus Entities and the Manager has appointed CT Corporation, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Enerplus Entities and the Manager represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Enerplus Entities or the Manager, as applicable, shall be deemed, in every respect, effective service of process upon the Enerplus Entities or the Manager, as applicable.

     To the extent that any of the Enerplus Entities or the Manager has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

     The provisions of this Section 12 shall survive any termination of this Agreement, in whole or in part.

     13. JUDGMENT CURRENCY. The obligation of each of the Enerplus Entities and the Manager in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by such Underwriter of any sum adjudged to be so due in such other currency on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, each of the Enerplus Entities and the Manager jointly and severally agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Enerplus Entities or the Manager, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

     14. WAIVER OF JURY TRIAL. To the fullest extent permitted by applicable law, each of the Underwriters and each of the Enerplus Entities and the Manager irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) relating to or arising out of this Agreement. The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

     15. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to both of (1) the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel and (2) CIBC World Markets Inc. (fax no.: (403) 260-0524) and confirmed to CIBC World Markets Inc., at 1100 Bankers Hall East, 55 - 2nd Street S.W., Calgary, Alberta, T2P 4J7, Attention: T. Timothy Kitchen; or, if sent to the Enerplus Entities or the Manager will be mailed, delivered or telefaxed to (403) 298-2299 and confirmed to it at 3000 The Dome Tower, 333-7th Avenue S.W., Calgary, Alberta, T2P 2Z1, attention: President.

     16. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     17. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     18. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     19. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

     20. RELATIONSHIP BETWEEN THE TRUST AND THE UNDERWRITERS. The Trust: (i) acknowledges and agrees that the Underwriters have certain statutory obligations as registrants under the Canadian Securities Laws and have fiduciary relationships with their clients; (ii) acknowledges and agrees that the Underwriters are neither the agents of the Trust nor otherwise fiduciaries of the Trust; and (iii) consents to the Underwriters acting hereunder while continuing to act for their clients. To the extent that the Underwriters' statutory obligations as registrants under Canadian Securities Laws or fiduciary relationships with their clients conflicts with their obligations hereunder the Underwriters shall be entitled to fulfill their statutory obligations as registrants under Canadian Securities Laws and their duties to their clients. Nothing in this agreement shall be interpreted to prevent the Underwriters from fulfilling their statutory obligations as registrants under Canadian Securities Laws or to act as a fiduciary of their clients.

     21. CONTRACTUAL OBLIGATIONS OF THE TRUST. The parties hereto acknowledge that the obligations of the Trust hereunder shall not be personally binding upon any of the unitholders of the Trust and that any recourse against the Trust or any unitholder in any manner in respect of any indebtedness, obligation or liability of the Trust arising hereunder or arising in connection herewith or from the matters to which this Agreement relates, if any, including without limitation claims based on negligence or otherwise tortious behavior, shall be limited to, and satisfied only out of, the Fund Assets as defined in the Trust Indenture.

     22. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

     "$" shall mean Canadian dollars except as otherwise stated.

     "Act" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "Agreement" shall mean this underwriting agreement dated November 25, 2002.

     "Authorized Agent" has the meaning provided in Section 12 hereof.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Calgary, Alberta.

     "Canadian Preliminary Prospectus" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "Canadian Prospectus" shall mean the Final PREP Prospectus for which a MRRS Decision Document has been obtained from the Reviewing Authority, or, in respect of any time after the execution of this Agreement, the Supplemented PREP Prospectus containing the PREP Information filed with the Qualifying Authorities.

     "Canadian Securities Laws" means all applicable securities, corporate and other laws in each of the Qualifying Provinces and the respective rules or regulations made thereunder including, without limitation, applicable published policy statements, blanket orders, multilateral instruments, national policies and applicable notices of the securities regulatory authorities in such provinces.

     "Closing Date" has the meaning provided in Section 3 hereof.

     "Commission" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or becomes effective.

     "Environmental Laws" has the meaning provided in paragraph (ww) of Section 1 hereof.

     "Exchange Act" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     "Final PREP Prospectus" has the meaning provided in paragraph (a) of
Section 1A of this Agreement.

     "Form F-X" has the meaning provided in the paragraph (a) of Section 1A of this Agreement.

     "Losses" has the meaning provided in paragraph (d) of Section 8 of this Agreement.

     "misrepresentation" shall have the meaning ascribed thereto under Canadian Securities Laws of the Qualifying Provinces, "distribution" means "distribution" or "distribution to the public", as the case may be, as defined under Canadian Securities Laws of the Qualifying Provinces and "distribute" has a corresponding meaning.

     "MRRS Decision Document" shall mean a decision document issued by the Reviewing Authority on behalf of itself and the Qualifying Authorities under the mutual reliance review system pursuant to National Policy 43-201.

     "National Instrument 44-101" has the meaning provided in paragraph (b) of
Section 1A of this Agreement.

     "National Instrument 44-103" has the meaning provided in paragraph (a) of
Section 1A of this Agreement.

     "National Policy 43-201" has the meaning provided in paragraph (a) of
Section 1A of this Agreement.

     "preliminary prospectus" shall mean each prospectus relating to the Securities (i) used in the United States (A) before the time such registration statement on Form F-10 becomes effective or (B) after such effectiveness and prior to the execution and delivery of this Agreement or (ii) filed in Canada before a MRRS Decision Document for the Final PREP Prospectus has been obtained from the Reviewing Authority, in each case, including the documents incorporated by reference therein, that omits the PREP Information.

     "PREP Information" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "PREP Procedures" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "Qualifying Authorities" has the meaning provided in paragraph (a) of
Section 1A of this Agreement.

     "Qualifying Provinces" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "Registration Statement" has the meaning provided in paragraph (a) of
Section 1A of this Agreement.

     "Reviewing Authority" has the meaning provided in paragraph (a) of Section 1A of this Agreement.

     "Settlement Date" has the meaning provided in paragraph (b) of Section 2 of this Agreement.

     "Significant Subsidiary" shall have the meaning set forth under Rule 1-02 of Regulation S-X under the Act.

     "Supplementary Material" shall mean any amendment to the Canadian Prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Trust under the securities laws of the Province of Alberta prior to the Closing Date or, where such document is deemed to be incorporated by reference into the Final PREP Prospectus, prior to the expiry of the period of distribution of the Securities.

     "Supplemented PREP Prospectus" has the meaning provided in paragraph (a) of
Section 1A hereof.

     "Trust Units" has the meaning provided in the first paragraph of this Agreement but shall also include, where the context reasonably requires, all of the trust units of the Trust.

     "US$" shall mean United States dollars except as otherwise stated.

     "U.S. Preliminary Prospectus" has the meaning provided in paragraph (a) of
Section 1A hereof.

     "U.S. Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to General Instruction II.L of Form F-10 under the Act after the Execution Time or, if no filing pursuant to General Instruction II.L of Form F-10 under the Act is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

     "U.S. Supplemented Prospectus" has the meaning provided in paragraph (a) of
Section 1A hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Enerplus Resources Fund, EnerMark Inc., Enerplus Resources Corporation, Enerplus Global Energy Management Company and the several Underwriters.

                                       Very truly yours,

                                       ENERPLUS RESOURCES FUND
                                       by EnerMark Inc.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


                                       ENERMARK INC.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


                                       ENERPLUS RESOURCES CORPORATION

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


                                       ENERPLUS GLOBAL ENERGY
                                       MANAGEMENT COMPANY

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
CIBC World Markets Inc.


By: Salomon Smith Barney Inc.


By:
   --------------------------------------
   Name:
   Title:


By: CIBC World Markets Inc.


By:
   --------------------------------------
   Name:
   Title:

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                                                         NUMBER OF UNDERWRITTEN
                                                            SECURITIES TO BE
UNDERWRITERS                                                    PURCHASED
------------                                             ----------------------

Salomon Smith Barney Inc.  ..............................
CIBC World Markets Inc.  ................................
RBC Dominion Securities Inc.  ...........................
BMO Nesbitt Burns Inc. ..................................
Lehman Brothers Inc. ....................................
Scotia Capital Inc. .....................................
UBS Warburg LLC .........................................
National Bank Financial Inc. ............................
TD Securities Inc. ......................................
Canaccord Capital Corporation ...........................
Raymond James Ltd. ......................................

                                                                -----------
     Total ..............................................            [?]

                                    EXHIBIT A

                     Form of Andrews & Kurth L.L.P. Opinion

     Pursuant to the Underwriting Agreement, Andrews & Kurth L.L.P. shall furnish a letter to the effect that, in such counsel's opinion:

     (a) The Trust meets the general eligibility requirements for use of Form F-10 under the Act; the Registration Statement has become effective under the Act; any required filing of the U.S. Prospectus, and any supplements thereto, pursuant to General Instruction II.L. of Form F-10 has been made in the manner and within the time period required by General Instruction II.L. of Form F-10; the Form F-X was filed with the Commission prior to the effectiveness of the Registration Statement; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

     (b) The Securities are duly listed, subject to official notice of issuance, on the New York Stock Exchange.

     (c) The statements included in the U.S. Prospectus under the headings "Certain Income Tax Considerations--United States Federal Income Tax Considerations" and "Underwriting" (with respect solely to the description of this Agreement contained therein) insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (d) Assuming the due authorization, execution and delivery of the Underwriting Agreement by the Enerplus Entities and the Manager under the applicable laws of the Province of Alberta and the applicable federal laws of Canada, the Underwriting Agreement (to the extent execution and delivery are governed by the laws of the State of New York) has been duly executed and delivered by each of the Enerplus Entities and the Manager.

     (e) The Trust is not and, immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the U.S. Prospectus under the heading "Use of Proceeds", will not be an "investment company" (as defined in the Investment Company Act of 1940, as amended) under the Investment Company Act of 1940, as amended.

     (f) No consent, approval, authorization, filing with or order of any court or governmental agency authority or body or any arbitrator of the State of New York or the United States is required in connection with the transactions contemplated by the Underwriting Agreement, except such as have been obtained or made under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreement and in the U.S. Prospectus and such other approvals (specified in such opinion) as have been obtained.

     (g) Neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreement nor the fulfillment of the terms of the Underwriting Agreement will result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property of any of the Enerplus Entities or the Manager pursuant to any United States federal or New York State statute, law, rule, regulation or, any judgment, order or decree known to such counsel applicable to any of the Enerplus Entities or the Manager of any United States federal or New York State court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Enerplus Entities or the Manager or any of their properties in the United States, except for any such breach, violation or imposition which could not reasonably be expected, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), to have a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance of the Enerplus Entities' or the Manager's obligations hereunder.

     (h) Each of the Registration Statement and the U.S. Prospectus (other than the financial statements and related notes thereto and other financial information included or incorporated by reference therein and the crude oil, natural gas and natural gas liquids reserves data for the Enerplus Entities and Celsius Energy Resources Ltd. included or incorporated by reference therein, as to which such counsel need express no opinion), as of its respective effective or issue date, appears on its face to be appropriately responsive in all material respects to the requirements of the Act; and the Form F-X, as of its date, appears to be appropriately responsive in all material respects to the requirements of the Act.

     (i) Under the laws of the State of New York relating to submission to jurisdiction, each of the Enerplus Entities and the Manager has, pursuant to
Section 12 of the Underwriting Agreement, validly and irrevocably submitted to the non-exclusive personal jurisdiction of any state or federal court located in the State of New York, in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated by the Underwriting Agreement and has validly and irrevocably appointed CT Corporation as its authorized agent for the purpose described in the Underwriting Agreement; and service of process effected on such agent in the manner set forth therein will be effective to confer valid personal jurisdiction over each of the Enerplus Entities and the Manager.

     In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the U.S. Prospectus and in conferences with certain officers and other representatives of and counsel for each of the Enerplus Entities and the Manager, representatives of the independent accountants for each of the Trust and representatives of and counsel for the Underwriters in connection with the preparation of the U.S. Prospectus and the Registration Statement at which the contents of the U.S.

Prospectus and the Registration Statement and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the U.S. Prospectus (except to the extent specified in paragraph (c) above), on the basis of such participation (relying with respect to factual matters to the extent we deem appropriate on statements by officers and other representatives of the Enerplus Entities and the Manager), such counsel has no reason to believe (a) that on the Effective Date, the Registration Statement (other than the financial statements and related notes thereto and other financial information included or incorporated by reference therein and the crude oil, natural gas and natural gas liquids reserves data for the Enerplus Entities and Celsius Energy Resources Ltd. included or incorporated by reference therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) that, (i) as of its date, the U.S. Prospectus, as amended or supplemented, (ii) as of the date of its issue, any amendment or supplement to the U.S. Prospectus and (iii) on the Closing Date, the U.S. Prospectus, as amended or supplemented as of such date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and related notes thereto and other financial information included or incorporated by reference therein, and the crude oil, natural gas and natural gas liquids reserves data for the Enerplus Entities and Celsius Energy Resources Ltd. included or incorporated by reference therein, as to which such counsel need express no opinion).

     In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the State of New York, State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (ii) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Enerplus Entities or the Manager and public officials. References to the Canadian Prospectus and the U.S. Prospectus in this section include any supplements thereto at the Closing Date.

                                    EXHIBIT B

                  Form of Blake, Cassels & Graydon LLP Opinion

     Pursuant to the Underwriting Agreement, Blake, Cassels & Graydon LLP shall furnish a letter to the effect that, in such counsel's opinion:

     (a) The Trust has been validly created and is validly existing as a trust under the laws of the Province of Alberta, Canada with full power and authority to own its properties and conduct its affairs as described in the Canadian Prospectus and the U.S. Prospectus. The Trust and the attributes of the Trust Units conform in all material respects with the description thereof described in the Canadian Prospectus and the U.S. Prospectus.

     (b) Each of EnerMark and ERC has been duly amalgamated and is validly subsisting under the laws of the province of Alberta, Canada; the Manager has been duly continued to become an unlimited liability company by amalgamation and is in good standing pursuant to the COMPANIES ACT (Nova Scotia); each of EnerMark, ERC and the Manager has all requisite corporate power and authority to own, lease and operate its properties, as the case may be, and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus; and each of EnerMark and ERC is duly qualified to carry on business as an extra-provincial corporation or a foreign corporation, as the case may be, in the jurisdiction in which such business is carried on and is in good standing under the laws of each such jurisdiction which requires such qualification.

     (c) All the issued and outstanding shares in the capital stock of each of EnerMark and ERC have been duly and validly authorized and issued and are fully paid and nonassessable and are owned directly by the Trust and EnerMark, respectively, and, to our knowledge, based solely and relying entirely on searches of the database maintained at the Personal Property Registry (Alberta) current as of November [o], 2002 for registrations or recordings against the Trust or EnerMark, free and clear of any perfected security interest.

     (d) The Trust is authorized to issue, pursuant to the Trust Indenture, an unlimited number of Trust Units, the description of which conforms in all material respects to the description thereof contained in the Canadian Prospectus and the U.S. Prospectus; as of the date hereof, [o] Trust Units are issued and outstanding (prior to giving effect to the issue contemplated by the Canadian Prospectus and the U.S. Prospectus). The Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable Trust Units of the Trust, free and clear of any liens, encumbrances, equities and claims upon the issuance by the Trust; the Securities
(i) are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange and (ii) have been conditionally approved for listing on the Toronto Stock Exchange, subject to the filing by the Trust of the documents and listing fees requested by the Toronto Stock Exchange in its letter dated November 20, 2002; the form and terms of the definitive certificates representing the Securities have been duly approved and adopted by the board of directors of EnerMark on behalf of the Trust and comply with all requirements of the Trust Indenture and the rules of the Toronto Stock Exchange and the New York Stock Exchange; to the knowledge of such counsel, the holders of outstanding Trust Units in the Trust are not entitled to pre-emptive or other rights to subscribe for the Securities from the Trust; and except as set forth in the Canadian Prospectus and the U.S. Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Trust Units in the Trust are outstanding, except those options or rights that may have been issued subsequent to the date on which information for options and rights is given in the Canadian Prospectus and the U.S. Prospectus pursuant to any option plans for directors, officers, employees and consultants of the Enerplus Entities or the Manager described in the Canadian Prospectus and the U.S. Prospectus.

     (e) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding in Canada by or before any court or governmental agency, authority or body or any arbitrator involving any of the Enerplus Entities or the Manager or their property, which might reasonably be expected to result in a Material Adverse Effect.

     (f) To the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Canadian Prospectus, or to be filed or incorporated by reference therein, which is not described, filed or incorporated by reference as required; the descriptions in the U.S. Prospectus and the Canadian Prospectus of (i) the Canadian statutes, regulations, governmental franchises and licenses and legal or governmental proceedings and (ii) contracts and other documents, in each case of, or with respect to, any of the Enerplus Entities or the Manager are accurate and fair summaries of the legal matters, agreements, documents or proceedings discussed therein.

     (g) The statements in the Canadian Prospectus and the U.S. Prospectus under the headings "Risk Factors - Risks Related to Our Structure and the Ownership of Our Trust Units - There would be material adverse tax consequences if the Fund lost its status under Canadian tax laws" and "Certain Income Tax Considerations - Canadian Federal Income Tax Considerations," and the statements included in the Registration Statement under "Indemnification", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (h) To the knowledge of such counsel, after due inquiry, no order having the effect of ceasing or suspending the distribution of the Securities has been issued by the Reviewing Authority, the Qualifying Authorities, the Toronto Stock Exchange or the New York Stock Exchange and no proceedings for that purpose have been instituted or threatened.

     (i) Each of the Enerplus Entities have the necessary trust or corporate power and authority to execute and deliver the Canadian Preliminary Prospectus, the

Final PREP Prospectus and the Supplemented PREP Prospectus on behalf of the Trust and any other material filed prior to the completion of the sale of the Securities and related to the sale thereof by the Trust and all necessary trust and corporate action has been taken by each of the Enerplus Entities to authorize the execution and delivery by or on behalf of the Trust of the Prospectus and any other material filed prior to such completion and the filing thereof, as the case may be, with the Qualifying Authorities under Canadian Securities Laws.

     (j) Each of the Trust, EnerMark, ERC and the Manager has all necessary trust and corporate power and authority to execute and deliver the Underwriting Agreement and to perform its obligations and to carry out the transactions contemplated thereunder. The execution and delivery of and the performance by each of the Enerplus Entities and the Manager of their respective obligations under the Underwriting Agreement has been duly and validly authorized by all necessary trust or corporate action on the part of each of the Enerplus Entities and the Manager; the Underwriting Agreement has been duly executed and delivered by each of the Enerplus Entities and the Manager; EnerMark has the authority to enter into the Underwriting Agreement on behalf of the Trust and to execute and deliver, on behalf of the Trust, all other necessary documents in connection with the offering of the Securities; EnerMark has the authority under the Trust Indenture to authorize and direct the sale of the Trust Units to the Underwriters in accordance with the terms of the Underwriting Agreement; and all necessary trust and corporate action on the part of each of the Enerplus Entities and the Manager, as the case may be, has been taken to authorize and direct such sale.

     (k) The Trust Indenture has been duly authorized, executed and delivered by EnerMark and ERC and constitutes a valid and legally binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to the qualification that the enforceability of the Trust Indenture and obligations referred to therein may be limited by: (i) any applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, (ii) the qualification that the granting of equitable remedies such as specific performance and injunction are in the discretion of the court having jurisdiction, (iii) the equitable or statutory power of the court having jurisdiction to stay proceedings before it and the execution of judgments and (iv) the qualification that the enforceability of the indemnity, contribution and waiver provisions of the Trust Indenture may be limited by applicable law.

     (l) The filing of the Registration Statement and the U.S. Supplemented Prospectus with the Commission and the filing of the Canadian Prospectus with the Reviewing Authority and the applicable Qualifying Authorities, in each case, have been duly authorized by and on behalf of each of the Trust, EnerMark and the Manager; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Trust.

     (m) No consent, approval, authorization, filing or qualification with or order of any court or governmental agency, authority or body in the Province of Alberta (or pursuant to the federal laws of Canada applicable therein) is required in connection with the execution, delivery and performance by each of the Enerplus Entities and the

Manager of the Underwriting Agreement, the consummation by each of them of the transactions contemplated therein or the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreement and in the Canadian Prospectus, except such as have been obtained or made under Canadian Securities Laws.

     (n) Neither the issue and sale of the Securities nor the consummation of any other of the transactions contemplated in the Underwriting Agreement nor the execution, delivery or fulfillment of the terms of the Underwriting Agreement will result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property of any of the Enerplus Entities or the Manager pursuant to, or create a state of facts which, after notice or lapse of time or both, will result in a breach of, (i) the Trust Indenture or the charter, articles or by-laws of EnerMark, ERC or the Manager, as the case may be, or any resolutions of the directors (or any committee thereof), shareholders or unitholders, as the case may be, of any of the Enerplus Entities or the Manager which are in effect at the date hereof, (ii) the terms of the Royalty Agreements, the Management Agreement, the Governance Agreement and the Grid Note, (iii) the terms of the Note Purchase Agreement dated June 19, 2002 relating to the issuance by EnerMark of U.S.$175,000,000 6.62% Senior Notes due June 19, 2014, the Credit Agreement dated March 20, 2002 among EnerMark, ERC, the Trust, the lenders, the administrative agent, the syndication agent, the co-documentation agents and the co-lead arrangers and co-bookrunners, and the Operating Facility Agreement dated March 20, 2002 between EnerMark and Canadian Imperial Bank of Commerce, (iv) any statute, law, rule, regulation, or, to our knowledge, any judgment, order or decree applicable to any of the Enerplus Entities or the Manager of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Enerplus Entities or the Manager or any of their properties, except, in the case of clauses (iii) and (iv) above, for any such breach, violation or imposition which could not reasonably be expected, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), to have a Material Adverse Effect.

     (o) The Trust is eligible to use the PREP Procedures and is eligible to use the short form prospectus procedures under National Instrument 44-101 and the simplified prospectus rules of the SECURITIES ACT (Quebec);

     (p) The documents incorporated by reference in the Canadian Prospectus (other than the financial statements and other financial data included or incorporated or deemed to be incorporated therein and the crude oil, natural gas and natural gas liquids reserves data for the Enerplus Entities and Celsius Energy Resources Ltd. included or incorporated by reference therein, as to which such counsel need express no opinion) when they were filed with the Reviewing Authority, complied as to form in all material respects to the requirements of the securities laws, rules, and regulations of the Province of Alberta as interpreted and applied by the relevant Qualifying Authorities under applicable Canadian Securities Laws.

     (q) The Canadian Prospectus and the Supplementary Material in connection with the offering of the Securities, if any, (including the PREP Information, but excluding the financial statements and other financial data included or incorporated or deemed to be incorporated therein and the information and data with respect to the Enerplus Entities' and Celsius Energy Resources Ltd.'s crude oil, natural gas and natural gas liquids reserves included or incorporated by reference therein from the reports of Sproule Associates Limited or Gilbert Laustsen Jung Associates Ltd., as applicable, both independent petroleum engineering consultants, in reliance on the authority of such firms as "experts" within the meaning of the Act, as to which such counsel need express no opinion) complies as to form in all material respects to the requirements, including the PREP Procedures, of the securities laws, rules, and regulations of the Province of Alberta as interpreted and applied by the relevant Qualifying Authorities under applicable Canadian Securities Laws.

     (r) All necessary documents have been filed, all necessary proceedings have been taken and all other legal requirements under Canadian Securities Laws have been fulfilled to qualify distribution and sale of the Securities to the public in each of the Qualifying Jurisdictions and to permit the sale and delivery of the Securities to the public through investment dealers or brokers duly registered under the applicable laws of the Qualifying Jurisdictions who have complied with the relevant provisions of such laws.

     (s) The Trust is a reporting issuer in good standing and is not in default of any requirements of the SECURITIES ACT (Alberta) and has similar status under the Securities Laws of each of the Qualifying Provinces.

     (t) The Trust qualifies as a "mutual fund trust" within the meaning of the Canadian Tax Act.

     (u) The Securities are, as of the date hereof, qualified investments under the Canadian Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans and do not constitute "foreign property" for such plans.

     (v) CIBC Mellon Trust Company has been duly appointed as the registrar and transfer agent in Canada in respect of the Securities and Mellon Investor Services LLC has been duly appointed as the co-transfer agent in the United States in respect of the Securities.

     (w) No stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of the Qualifying Jurisdictions or the federal laws of Canada applicable therein in connection with the creation, issuance and delivery to the Underwriters of the Securities or the authorization, execution and delivery of the Underwriting Agreement.

     (x) All laws of the Province of Quebec relating to the use of the French language (other than those relating to oral communications) will have been complied with in connection with the sale of the Trust Units (including the Optioned Units) to purchasers in the Province of Quebec if such purchasers receive copies of the

Prospectus and of all documents which constitute the contract of sale, including forms of order and confirmation, invoices and receipts, in the French and English language or the French language only.

     (y) A court of competent jurisdiction in the Province of Alberta (a "Canadian Court") would give effect to the choice of the law of the State of New York ("New York law") as the proper law governing the Underwriting Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is applied by a Canadian Court. There are no reasons under the laws of the Province of Alberta or the federal laws of Canada applicable therein for avoiding the choice of New York law to govern the Underwriting Agreement and the Securities.

     (z) In an action on a final and conclusive judgment for a fixed sum of money of any federal or state court in the State of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a Canadian Court (A) would not refuse to recognize the jurisdiction of the court rendering such judgment on the basis of process being served on CT Corporation as the agent of each of the Enerplus Entities and the Manager to receive service of process in the United States under the Underwriting Agreement provided the Company, EnerMark, ERC or the Manager, as applicable, has not purported to revoke the appointment or CT Corporation has not terminated the agency or otherwise rendered service on it ineffective and (B) would give effect to the provisions in the Underwriting Agreement whereby each of the Enerplus Entities and the Manager submits to the non-exclusive jurisdiction of a New York Court.

     (aa) If the Underwriting Agreement is sought to be enforced in the Province of Alberta in accordance with the laws applicable thereto as chosen by the parties, namely New York Law, a Canadian Court would, subject to paragraph (y) above and to the extent specifically pleaded and proved as a fact by expert evidence, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law to all issues that under the conflict of laws rules of the Province of Alberta are to be determined in accordance with the proper or general law of a contract, provided that none of the provisions of the Underwriting Agreement or the Securities, or of New York Law, are contrary to public policy as that term is applied by a Canadian Court; provided, however, that, in matters of procedure, the laws of the Province of Alberta will be applied, including the LIMITATIONS ACT (Alberta), and a Canadian Court will retain discretion to decline to hear such action if it is contrary to public policy, as that term is applied by a Canadian Court, for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere. In such counsel's opinion, there are no reasons under the laws of the Province of Alberta or the federal laws of Canada applicable therein and no reasons, to the best of our knowledge, with respect to the application of New York law by a Canadian Court, for avoiding enforcement of the Underwriting Agreement, based on public policy, as that term is applied by a Canadian Court.

     (bb) The laws of the Province of Alberta and the federal laws of Canada applicable therein permit an action to be brought in a Canadian Court on a final and conclusive judgment in personam for a fixed sum of money of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Underwriting Agreement that is not impeachable as void or voidable under New York law for a sum certain if: (A) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is applied by a Canadian Court, or contrary to any order made by the Attorney General of Canada under the FOREIGN EXTRATERRITORIAL MEASURES ACT (Canada); (B) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws or other laws of a public nature; (C) the action to enforce such judgment is commenced within applicable limitation periods, except that under the CURRENCY ACT (Canada), a Canadian Court may only give judgment in Canadian dollars; (D) a court rendering such judgment had jurisdiction over the judgment debtor as recognized by the courts of the Province of Alberta (submission under the provisions of the Underwriting Agreement to the jurisdiction of a New York Court will be sufficient for this purpose) and the judgment debtor was properly served in the action leading to such judgment; and
(E) no new admissible evidence relevant to the action is discovered prior to rendering of judgment by the court in the Province of Alberta. In such counsel's opinion, there are no reasons under the laws of the Province of Alberta or the federal laws of Canada applicable therein for avoiding recognition of judgments of a New York Court under the Underwriting Agreement or the Securities based on public policy, as that term is applied by a Canadian Court.

     In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Canadian Prospectus and in conferences with certain officers and other representatives of, and United States counsel for each of, the Enerplus Entities and the Manager, representatives of the independent accountants for the Trust and representatives of and Canadian counsel for the Underwriters in connection with the preparation of the Canadian Prospectus at which the contents of the Canadian Prospectus and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of statements contained in the Canadian Prospectus (except to the extent specified in paragraphs (f) and (g) above), on the basis of such participation (relying with respect to factual matters to the extent we deem appropriate on statements by officers and other representatives of the Enerplus Entities and the Manager), no facts have to come to such counsel's attention that have led such counsel to believe that (i) as of its date, the Canadian Prospectus, as amended or supplemented, (ii) as of the date of its issue, any amendment or supplement to the Canadian Prospectus, and (iii) on the Closing Date, the Canadian Prospectus, as amended or supplemented as of such date, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and related notes thereto and other financial information included or incorporated by reference therein and the crude oil, natural gas and natural gas liquids reserves data for the Enerplus Entities and Celsius Energy Resources Ltd. included or incorporated by reference therein, as to which such counsel need express no opinion).

     In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the Province of Alberta or the federal laws of Canada applicable therein, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, acting reasonably, and (ii) as to matters of fact, to the extent they seem proper, on certificates of responsible officers of the Enerplus Entities or the Manager and public officials. References to the Canadian Prospectus in this section include any supplements thereto as of the Closing Date.

                                    EXHIBIT C
                            Form of Lock-Up Agreement

                             ENERPLUS RESOURCES FUND
                         PUBLIC OFFERING OF TRUST UNITS

                                                              November ___, 2002

Salomon Smith Barney Inc.
CIBC World Markets Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Enerplus Resources Fund (the "Trust"), EnerMark Inc. ("EnerMark"), Enerplus Resources Corporation ("ERC"), Enerplus Global Energy Management Company (the "Manager" and each of you as representatives of a group of Underwriters named therein, relating to a the sale by the Trust to the Underwriters of trust units (the "Trust Units"), each of which represents an equal fractional undivided beneficial interest in the Trust.

     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc. and CIBC World Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any trust units of the Trust or any securities convertible into, or exercisable or exchangeable for such trust units, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of the Underwriting Agreement, other than: (i) the sale or transfer of Trust Units in connection with the exercise of a currently outstanding warrant, option or right that would otherwise expire prior to 60 days after the date of the Underwriting Agreement or (ii) Trust Units disposed of as bona fide gifts approved by Salomon Smith Barney Inc. and CIBC World Markets Inc.

     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

     [INCLUDE FOR UNITHOLDERS LISTED ON ANNEX A - If for any reason or by any manner the Management, Advisory and Administration Agreement dated as of June 21, 2001 (as amended December 31, 2001) among Enerplus Resources Fund, EnerMark Inc., Enerplus Resources Corporation, Enerplus Global Management Company and CIBC Mellon Trust Company (the "Management Agreement") shall be purchased or terminated or shall in any other manner be amended or affected such that Enerplus Global Management Company, its successor or an affiliate, is no longer a party to the Management Agreement, or if Enerplus Global Management Company is no longer controlled, directly or indirectly, by El Paso Corporation or its successor, the agreement set forth above shall be terminated.]

                                       Yours very truly,

                                       NAME:  _____________________________
                                              (please print)

                                       SIGNATURE: _________________________

                                       ADDRESS: ___________________________
                                                ___________________________
                                                ___________________________
                                                ___________________________

                                     ANNEX A

                               LIST OF UNITHOLDERS

El Paso Merchant Energy
Enerplus Global Energy Management Company